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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Veeco Instruments Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VEECO INSTRUMENTS INC.
100 Sunnyside Boulevard, Suite B
Woodbury, NY 11797

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 7, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Veeco Instruments Inc. ("Veeco") will be held at 9:30 a.m. (New York City time) on May 7, 2004, at the Corporate Center, 395 North Service Road, Lower Auditorium, Melville, New York for the purpose of considering and acting upon the following matters as set forth in the accompanying Proxy Statement:

  1.
  Election of three directors;

  2.
  Approval of an amendment to the Veeco Instruments Inc. First Amended and Restated Employee Stock Purchase Plan;

  3.
  Approval of an amendment and restatement of the Veeco Instruments Inc. 2000 Stock Option Plan;

  4.
  Ratification of the appointment of Ernst & Young LLP as auditors for Veeco for the fiscal year ending December 31, 2004; and

  5.
  The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        Stockholders who owned shares of our stock at the close of business on March 9, 2004 are entitled to attend and vote at the Meeting. A certified list of these stockholders will be available for examination, during business hours, by any stockholder for any purpose germane to the Meeting for ten days prior to the Meeting at the offices of Veeco, 100 Sunnyside Boulevard, Suite B, Woodbury, New York 11797.

By order of the Board of Directors,
John F. Rein, Jr. Executive Vice President, Chief Financial Officer and Secretary

April 5, 2004

        WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED. YOU CAN HELP VEECO AVOID UNNECESSARY EXPENSE BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE BUSINESS OF THE MEETING TO BE ACTED UPON BY THE STOCKHOLDERS CANNOT BE TRANSACTED UNLESS AT LEAST 50% OF THE OUTSTANDING SHARES OF VEECO'S COMMON STOCK ARE REPRESENTED AT THE MEETING.

VEECO INSTRUMENTS INC.
100 Sunnyside Boulevard, Suite B
Woodbury, NY 11797

PROXY STATEMENT

        This Proxy Statement is being furnished to the stockholders (the "Stockholders") of Veeco Instruments Inc., a Delaware corporation ("Veeco" or the "Company"), in connection with the Annual Meeting of Stockholders of Veeco to be held at 9:30 a.m. (New York City time) on May 7, 2004, at the Corporate Center, 395 North Service Road, Lower Auditorium, Melville, New York (the "Meeting"). Accompanying this proxy statement ("Proxy Statement") is a notice of such Meeting and a form of proxy solicited by Veeco's Board of Directors. Audited financial statements of Veeco for the fiscal year ended December 31, 2003 are contained in Veeco's Annual Report on Form 10-K which has been mailed with this Proxy Statement. These materials are being mailed to Stockholders on or about April 5, 2004.

        Proxies in the accompanying form which are properly executed and duly returned to Veeco and not revoked prior to the voting at the Meeting will be voted as specified. If no contrary specification is made and if such proxy is not designated as broker non-votes, the shares of Veeco's common stock, $0.01 par value per share ("Shares" or "Common Stock"), represented by the enclosed proxy will be voted:

Proposal 1	FOR the election of the nominees for director;
Proposal 2	FOR the approval of the amendment to the Veeco Instruments Inc. First Amended and Restated Employee Stock Purchase Plan, as amended to date (the "ESP Plan");
Proposal 3	FOR the approval of the amendment and restatement of the Veeco Instruments Inc. 2000 Stock Option Plan, as amended to date (the "2000 Plan"); and
Proposal 4	FOR the ratification of the appointment of Ernst & Young LLP as auditors.

        In addition, the Shares represented by the enclosed proxy will be voted by the persons named therein, in such persons' discretion, with respect to any other business which may properly come before the Meeting or any adjournments or postponements thereof.

        Any Stockholder who provides a proxy has the power to revoke it at any time prior to the voting by filing with the Secretary of Veeco written notice of revocation, by providing a duly executed proxy bearing a later date or by voting in person at the Meeting.

        The Board of Directors has fixed the close of business on March 9, 2004 (the "Record Date"), as the record date for the determination of the Stockholders who are entitled to receive notice of and to vote at the Meeting. The holders of at least 50% of the issued and outstanding shares of Common Stock must be present in person, or represented by proxy, to constitute a quorum for the transaction of business at the Meeting. Section 1.6 of Veeco's Bylaws provides that corporate action to be taken by stockholder vote, other than the election of directors, shall be authorized by a majority of the votes cast at a meeting of the stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes cast at the Meeting (Proposal 1). An affirmative vote by the holders of a majority of the votes cast at the Meeting is required for approval of each of Proposals 2, 3 and 4.

        As of the Record Date, there were 29,619,290 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote with respect to each of the matters to be voted upon at the Meeting. In accordance with the laws of the State of Delaware, shares represented by proxies marked as abstentions or designated as broker non-votes will be counted for purposes of determining a quorum.

SECURITY OWNERSHIP

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 9, 2004 (unless otherwise specified below) by (i) each person known by Veeco to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of Veeco, (iii) the Chief Executive Officer and each of the next four most highly compensated executive officers of Veeco (the "Named Officers") and (iv) all executive officers and directors of Veeco as a group. Unless otherwise indicated, Veeco believes that each of the persons or entities named in the table exercises sole voting and investment power over the shares of Common Stock that each of them beneficially owns, subject to community property laws where applicable.

	Shares of Common Stock Beneficially Owned (1)
	Shares	Options/ Warrants	Total	Percentage of Total Shares Outstanding (1)
5% or Greater Stockholders:
Chorus L.P./Paul E. Colombo (2)	3,646,969	161,429	3,808,398	12.8%
State Street Research and Management Co. (3)	2,809,700	—	2,809,700	9.5%
Capital Group International, Inc. (4)	2,694,850	—	2,694,850	9.1%
FMR Corp. (5)	2,292,180	—	2,292,180	7.7%
Pioneer Global Asset Management S.p.A. (6)	2,000,286	—	2,000,286	6.8%
Directors:
Edward H. Braun	65,019	710,665	775,684	2.6%
Richard A. D'Amore	43,701	61,999	105,700	*
Joel A. Elftmann (7)	5,333	58,666	63,999	*
Heinz K. Fridrich	—	45,000	45,000	*
Douglas A. Kingsley (8)	—	31,860	31,860	*
Paul R. Low	—	55,333	55,333	*
Roger McDaniel	—	31,000	31,000	*
Irwin H. Pfister	—	45,000	45,000	*
Walter J. Scherr	780	25,333	26,113	*
Named Executive Officers:
Edward H. Braun	65,019	710,665	775,684	2.6%
Don R. Kania, Ph.D.	438	165,005	165,443	*
John K. Bulman	1,534	61,000	62,534
John P. Kiernan	—	57,333	57,333	*
John F. Rein, Jr.	4,688	212,832	217,520	*
Robert J. Valentine (9)	663	66,851	67,244	*
All Directors and Executive Officers as a Group (16 persons)	142,412	1,679,374	1,821,786	5.8%

*
Less than 1%.

(1)
A person is deemed to be the beneficial owner of securities owned or which can be acquired by such person within 60 days of the measurement date upon the exercise of warrants and/or stock options. Each person's percentage ownership is determined by assuming that warrants and stock options beneficially owned by such person (but not those owned by any other person) have been exercised.

(2)
Chorus L.P. is a limited partnership controlled by Mr. Paul Colombo, founder and a former stockholder of Applied Epi, Inc. The address of this holder is 4900 Constellation Drive, St. Paul, MN 55127.

(3)
Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004. The address of this holder is State Street Research and Management Company, One Financial Center, 31st Floor, Boston, MA 02111.

(4)
Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004. The address of this holder is Capital Group International, Inc., 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

(5)
Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004. The address of this holder is FMR Corp., 82 Devonshire Street, Boston, MA 02109.

(6)
Share ownership information is based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2004. The address of this holder is Pioneer Global Asset Management S.p.A., Galleria San Carlo 6, 20122 Milan, Italy.

(7)
Includes 2,000 shares of Common Stock held by the Elftmann Family Limited Partnership, of which Mr. Elftmann is the general partner.

(8)
Includes 21,860 options held in the name of Advent International Corporation, for which Mr. Kingsley serves as Senior Vice President.

(9)
Mr. Valentine was an executive officer of Veeco during 2003 but was not serving as an executive officer at the end of such year.

PROPOSAL 1
ELECTION OF DIRECTORS

        Veeco's Certificate of Incorporation provides for a Board of Directors elected by Stockholders which is divided into three classes of Directors serving staggered terms. Currently, the Board of Directors is comprised of nine members, consisting of three Class I Directors, three Class II Directors and three Class III Directors. Each of the three Class I Directors is up for re-election this year.

        Based on the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated the following Directors for re-election, each of whom is currently a Class I Director:

Name	Nominated for Re-Election to:	For a Term Expiring at the Annual Meeting of Stockholders in:
Heinz K. Fridrich	Class I	2007
Roger D. McDaniel	Class I	2007
Irwin H. Pfister	Class I	2007

        The following Directors will continue in their current positions for the term specified:

Name	Continuing in:	Term Expires at the Annual Meeting of Stockholders in:
Joel A. Elftmann	Class II	2005
Paul R. Low	Class II	2005
Walter J. Scherr	Class II	2005
Edward H. Braun	Class III	2006
Richard A. D'Amore	Class III	2006
Douglas A. Kingsley	Class III	2006

        Management does not contemplate that any of the nominees for Director will be unable to serve, but, if such a situation should arise, it is the intention of the persons named in the accompanying proxy to vote for the election of such other person or persons as the remaining members of the Board of Directors may recommend.

        Directors are elected by a plurality of the votes cast at the Meeting. Unless authority to vote is specifically withheld by appropriate designation on the face of the proxy or a broker or nominee has indicated on the face of the proxy its lack of discretionary authority to vote, the persons named in the accompanying proxy intend to vote the shares represented thereby for the persons whose names are set forth above as Directors of Veeco. Accordingly, only proxies marked "FOR" the nominees or unmarked (other than broker non-votes) will be counted as "votes" in determining the election of Directors.

        The Board of Directors recommends a vote FOR approval of the Director nominees named above.

        The Directors of Veeco, and their ages and committee memberships as of March 9, 2004, are:

Name	Age	Board Committees	Director Since
Edward H. Braun	64	None	1990
Richard A. D'Amore	50	Compensation	1990
Joel A. Elftmann	64	Audit	1994
Heinz K. Fridrich	71	Audit	1998
Douglas A. Kingsley	41	Audit, Nominating and Governance (Chairman)	2000
Paul R. Low	71	Compensation, Nominating and Governance	1994
Roger D. McDaniel	65	Compensation (Chairman), Nominating and Governance	1998
Irwin H. Pfister	59	Audit (Chairman)	1998
Walter J. Scherr	79	None	1990

        Edward H. Braun has been Chairman and Chief Executive Officer of Veeco since January 1990, was President of Veeco from October 2000 to March 2003 and from January 1990 to May 2000. Prior to 1990, Mr. Braun served as Executive Vice President and Chief Operating Officer of Veeco's predecessor. Mr. Braun joined the predecessor in 1966 and held numerous positions with the predecessor, including Director of Marketing, General Manager and Chief Operating Officer. Mr. Braun is a Director Emeritus of Semiconductor Equipment and Materials International, a trade association for suppliers to the semiconductor industry ("SEMI"), of which he was Chairman of the Board in 1993, a member of the Executive Advisory Council of the International Disk Drive Equipment and Materials Association (IDEMA), and a director of Cymer, Inc., a supplier of excimer laser light sources, as used in deep ultra-violet photolithography systems. In 2004, Mr. Braun won the SEMI Bob Graham Award for Marketing.

        Richard A. D'Amore has been a General Partner of North Bridge Venture Partners since 1994. In addition to Veeco, Mr. D'Amore is a director of Solectron Corporation.

        Joel A. Elftmann is currently the President and a Director of Custom Fab Solutions LLC, a supplier to semiconductor capital equipment manufacturers. Mr. Elftmann was a co-founder of FSI International Inc. and served as its Chairman and Chief Executive Officer from May 1991 through December 1999, and thereafter served as its Chairman until January 2002. Mr. Elftman was a co-founder of Metron Technology, N.V. ("Metron"), a distributor of semiconductor capital equipment, and serves as a Supervisory Director of Metron. He is also a Director Emeritus of SEMI.

        Heinz K. Fridrich is associated with and an Industry Professor Emeritus of the University of Florida. He joined the University of Florida in 1993 after 43 years with IBM, including serving as Vice President and General Manager of IBM's largest development and manufacturing site for semiconductors and electronic packaging, and most recently as IBM's Vice President responsible for worldwide manufacturing and quality. He is also a director of CH Energy Group, Inc. and Solectron Corporation.

        Douglas A. Kingsley is a Senior Vice President of Advent International Corporation, a venture capital firm, where he has been employed since 1990. From 1985 through 1988, Mr. Kingsley was a sales engineer for Teradyne, Inc., a manufacturer of automatic test equipment for the electronics industry. He is also a director of Aspen Technology Inc. and a member of the Board of Overseers of the Boston Symphony Orchestra.

        Paul R. Low has been President and Chief Executive Officer of PRL Associates, a technology consulting firm, since founding the firm in 1992. Previously, Dr. Low was Vice President-General Manager, Technology Products for IBM from 1989 through 1992 and a member of IBM's Management Board from 1990 to 1992. Dr. Low is also a director of Applied Materials, Inc. and Solectron Corporation.

        Roger D. McDaniel, currently retired, was President and Chief Executive Officer of IPEC, Inc., which manufactured chemical-mechanical planarization (CMP) equipment for the semiconductor industry, from 1997 to April 1999. Through August 1996, Mr. McDaniel was Chief Executive Officer of MEMC Electronic Materials, Inc., a producer of silicon wafers. Mr. McDaniel is a past Chairman of SEMI and a director of Entegris, Inc.

        Irwin H. Pfister is Executive Vice President of Schlumberger Ltd. and was formerly Chief Executive Officer of SchlumbergerSema, a leading information technology services provider. Mr. Pfister joined Schlumberger in May 1986 and has held several management positions, including Executive Vice President of Schlumberger Test and Transactions. From January 1990 to June 1997, Mr. Pfister was President of the Semiconductor Solutions Group. Mr. Pfister was formerly Chairman of the Board of SEMI.

        Walter J. Scherr has been employed by Veeco as a consultant since December 1995. From December 1993 through December 1995, he was Executive Vice President of Veeco. From January 1990 through December 1993, he was the Chief Financial Officer of Veeco. Mr. Scherr joined Veeco's predecessor in 1986 as General Manager of its UPA Technology Division. Prior thereto, Mr. Scherr was the principal and founder of Visual Sciences, Inc./Panafax (the first publicly traded facsimile company). Prior to that, he held a variety of other financial and operating management positions with Litton Industries and Sperry Gyroscope Co.

Board Meetings and Committees

        During 2003, Veeco's Board of Directors held nine meetings. All of the current Directors attended at least 75% of the meetings of the Board of Directors and of Board committees of which they were members during 2003. It is the policy of the Board to hold executive sessions of the independent directors meeting without management at every regular quarterly board meeting and as requested by a director. Mr. Pfister, who has been designated as lead director, presides over these executive sessions. All members of the board are welcome to attend the Annual Meeting of Stockholders, and non-employee directors choosing to attend the Annual Meeting will receive the same fee payable for board meetings. In 2003, Mr. Braun was the only director who attended the Annual Meeting of Stockholders. The Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

        Audit Committee.    The Audit Committee reviews the scope and results of the audit and other services provided by Veeco's independent auditors. The Audit Committee operates under a charter, a copy of which can be found on the Company's website (www.veeco.com). The Audit Committee currently consists of Messrs. Elftmann, Fridrich, Kingsley and Pfister. The Board has determined that all members of the Audit Committee are financially literate and "independent directors" as that term is currently defined by The Nasdaq Stock Market, Inc. The Board of Directors has determined that each of Messrs. Elftmann, Kingsley and Pfister may be considered an "audit committee financial expert" as defined by applicable SEC rules. During 2003, the Audit Committee met twelve times.

        Compensation Committee.    The Compensation Committee sets the compensation levels of senior management and administers Veeco's stock option plans and employee stock purchase plan. The Compensation Committee operates under a charter, a copy of which can be found on the Company's website (www.veeco.com). All members of the Compensation Committee are (x) "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (y) "outside directors" within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code") and any applicable regulations. The Compensation Committee currently consists of Messrs. D'Amore, Low and McDaniel. The Board has determined that all members of the Compensation Committee are "independent directors" as that term is currently defined by The Nasdaq Stock Market, Inc. During 2003, the Compensation Committee met four times.

        Nominating and Governance Committee.    The Company's Nominating and Governance Committee addresses Board organizational issues and develops and reviews corporate governance principles applicable to Veeco. In addition, the committee searches for persons qualified to serve on the Board of Directors and makes recommendations to the Board of Directors with respect thereto. The Nominating and Goverance Committee operates under a charter, a copy of which can be found on the Company's website (www.veeco.com). The Nominating and Governance Committee currently consists of Messrs. Kingsley, Low and McDaniel. The Board has determined that all members of the Nominating and Governance Committee are "independent directors" as that term is currently defined by The Nasdaq Stock Market, Inc. The Nominating and Governance Committee met once during 2003 and has held two meetings to date in 2004.

        The Nominating and Governance Committee will consider nominees recommended by stockholders who submit nominations to Chair, Nominating and Governance Committee, care of the Secretary, Veeco Instruments Inc., 100 Sunnyside Boulevard, Suite B, Woodbury, NY 11797. In order for an unsolicited recommendation to be considered as a possible nominee for director in the Company's proxy statement for a particular year, the recommending stockholder must meet the eligibility requirements for submitting a stockholder proposal for inclusion in that proxy statement, a written recommendation must be received not later than the 120th calendar day before the date of that proxy statement, and the written recommendation must contain the following:

  •
  The candidate's name, age, address, principal occupation or employment, the number of shares of common stock such candidate beneficially owns, a brief description of any direct or indirect relationships with the Company, and the information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

  •
  A signed consent of the candidate to cooperate with reasonable background checks, requests for information and personal interviews and to fulfill the responsibilities of a director of the Company, if elected;

  •
  A description of all financial and other relationships, arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, as well as a list of all other companies that the stockholder has recommended the candidate to for election as a director in that year.

        In evaluating candidates, the Nominating and Governance Committee will consider the criteria and qualifications set forth in the committee's charter which include personal integrity and honesty, sound business judgment, independence, background and business experience, willingness and capability to actively participate in Board and Committee activities and potential conflict of interest. In any particular situation, the committee may focus on persons possessing a particular background, experience or qualifications which the committee believes would be important to enhance the effectiveness of the Board. The evaluation process for candidates recommended by stockholders is the same as for candidates from any other source.

Communications Between Shareholders and Directors

        Shareholders may address communications to one or more members of the Board (other than sales or employment-related communications) by letter addressed to the Secretary, Veeco Instruments Inc., 100 Sunnyside Boulevard, Suite B, Woodbury, NY 11797. The Secretary will forward copies of all letters (other than sales or employment-related communications) to each Board member to whom they are addressed.

Director Compensation

        Directors, other than Mr. Braun, receive a retainer of $5,000 per quarter ($6,250 for committee chairman), a fee of $2,000 for attending each board meeting held in person, $1,000 for attending each board meeting held by conference call and $1,000 for attending each committee meeting. Pursuant to the 2000 Plan, each non-employee Director who meets the eligibility criteria for such plan receives an automatic annual grant of 7,000 options with an exercise price equal to the fair market value of a share of Common Stock on the date of grant. In 2003, the Company also made an additional discretionary grant to each non-employee director of 3,000 options. Proposal 3 below describes a proposed amendment to the 2000 Plan to increase the automatic annual grant to non-employee Directors to 10,000 options. In 2003, each of Messrs. D'Amore, Elftmann, Fridrich, Kingsley, Low, McDaniel and Pfister received a grant of 10,000 options at an exercise price of $16.43. Mr. Braun, Chairman and Chief Executive Officer of Veeco, receives no compensation for his service as a Director.

        Veeco is party to an agreement with Walter J. Scherr, a Director of Veeco, pursuant to which he is employed as a consultant to Veeco with respect to acquisitions and new business opportunities, as well as certain other matters. Mr. Scherr received $104,200 for his services in such advisory capacity as well as $27,000 in directors fees with respect to 2003. On April 1, 2003, Mr. Scherr also received options to purchase 10,000 shares of Common Stock at an exercise price of $15.48 per share pursuant to the 2000 Plan.

MANAGEMENT

        The Executive Officers of Veeco, and their ages, as of March 9, 2004, are as follows:

Name	Age	Position
Edward H. Braun	64	Chairman of the Board and Chief Executive Officer
Marlin A. Braun	43	Senior Vice President, Compound Semiconductor
John K. Bulman	57	Executive Vice President, Worldwide Sales and Foreign Operations
Don R. Kania, Ph.D.	49	President
John P. Kiernan	41	Vice President, Finance and Corporate Controller
Anthony L. Martinez	46	Senior Vice President, Metrology
John F. Rein, Jr.	57	Executive Vice President, Chief Financial Officer and Secretary

        Edward H. Braun has been a Director, Chairman and Chief Executive Officer of Veeco since January 1990, was President of Veeco from October 2000 to March 2003 and from January 1990 to May 2000. Prior to 1990, Mr. Braun served as Executive Vice President and Chief Operating Officer of Veeco's predecessor. Mr. Braun joined the predecessor in 1966 and held numerous positions with the predecessor, including Director of Marketing, Director of Operations, and General Manager. Mr. Braun is a member of the boards of SEMI, of which he was Chairman of the Board in 1993, International Disk Drive Equipment and Materials Association (IDEMA), and Cymer, Inc., a supplier of excimer laser light sources, as used in deep ultra-violet photolithography systems.

        Marlin A. Braun has been Senior Vice President, Compound Semiconductor of Veeco since March 2004. Prior thereto, he was Vice President and General Manager of Veeco's molecular beam epitaxy (MBE) and metal organic chemical vapor deposition (MOCVD) business. Mr. Braun held senior management positions with Veeco St. Paul Inc. (formerly Applied Epi, Inc.) including Vice President and General Manager, and Vice President of Strategic Marketing and Business Development before Veeco's purchase of Applied Epi in 2001. From 1983 to 2000, Mr. Braun worked for Perkin Elmer, Physical Electronics Division and subsequently Physical Electronics, Inc. and held several service, sales and business development senior management positions. Marlin A. Braun is not related to Edward H. Braun.

        John K. Bulman has been Executive Vice President, Worldwide Sales and Foreign Operations since July 2002 and was Senior Vice President, North American Sales from September 2000 to July 2002. From November 1999 to September 2000 he was Vice President, North American Sales. From June 1996 to November 1999, Mr. Bulman was self-employed in a family business. From March 1995 to June 1996, Mr. Bulman was Vice President of Sales and Service at Gasonics International. From September 1989 to March 1995, Mr. Bulman was Vice President of Sales and Service at Genrad, Inc. Mr. Bulman's other experience includes sales management positions at Schlumberger ATE (Division of Schlumberger Ltd.) and Hewlett Packard Company.

        Don R. Kania, Ph.D. has been President of Veeco since March 2003. Before that, he was President of Veeco's Metrology Group from June 2000 to March 2003 and Vice President, General Manager of the California Metrology Group from May 1999 to June 2000. Prior thereto, he was Chief Technology Officer of Veeco since January 1998. Starting in 1993, Dr. Kania was a senior manager at Lawrence Livermore Laboratory where he directed the Advanced Microtechnology Program in the development of advanced sensors for data storage, extreme ultraviolet lithography for semiconductor manufacturing and several other leading-edge technologies. From 1991 to 1993, Dr. Kania was Research Director at Crystallume, a thin film diamond company. Dr. Kania's other experience includes nine years of research experience at the Department of Energy's Los Alamos and Livermore Laboratories.

        John P. Kiernan has been Vice President, Finance and Corporate Controller of Veeco since April 2001. Prior thereto, he was Vice President and Corporate Controller of Veeco from

November 1998 to March 2001 and Corporate Controller from February 1995 to November 1998. Prior to joining Veeco, Mr. Kiernan was an Audit Senior Manager at Ernst & Young LLP from October 1991 through January 1995 and held various audit staff positions with Ernst & Young LLP from June 1984 through September 1991.

        Anthony L. Martinez has been Senior Vice President, Metrology of Veeco since March 2004. Prior thereto, he was General Manager of Veeco's Tucson operation, formerly Wyko Corporation, which Veeco acquired in 1997. Mr. Martinez had been with Wyko since 1989 in various positions. Prior to Wyko, Mr. Martinez spent 9 years at IBM's Tucson, Arizona operation where he held multiple positions in Metrology as well as product test.

        John F. Rein, Jr.    has been Executive Vice President, Chief Financial Officer and Secretary of Veeco since April 2000 and was Treasurer of Veeco from April 2000 to October 2002. Prior thereto, he was Vice President-Finance and Chief Financial Officer of Veeco since December 1993, and became Treasurer and Secretary of Veeco in October 1994. Prior to joining Veeco, Mr. Rein served for eight years as Vice President-Finance for Axsys Technologies, Inc. From 1979 to 1986, Mr. Rein was Treasurer of Industrial General Corporation. Prior to that, he was on the audit staff of Ernst & Young LLP.

COMPENSATION

        The following table sets forth a summary of annual and long-term compensation awarded to, earned by, or paid to the Chief Executive Officer of Veeco, each of the next four most highly compensated executive officers (as defined in Rule 3b-7 under the Exchange Act) of Veeco and one additional officer of Veeco who was an executive officer during 2003 but who was not serving as an executive officer at the end of such year (the "Named Officers"):

Summary Compensation Table

		Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus(1)		Other Annual Compensation(2)		Shares Underlying Options	All Other Compensation(3)
Edward H. Braun Chairman and Chief Executive Officer	2003 2002 2001	$636,538 555,000 565,000	$	— — 360,000	— — —		140,000 200,000 200,000	$2,073 3,924 5,936
John K. Bulman Executive Vice President, Worldwide Sales and Foreign Operations	2003 2002 2001	268,269 218,308 200,000		57,600 60,000 60,000	101,768 133,287 172,211	(4) (5) (6)	24,000 18,000 24,000	1,760 2,096 2,281
Don R. Kania, Ph.D President	2003 2002 2001	364,615 277,500 291,923		— 187,500 100,000	166,281 125,424 135,621	(7) (8) (9)	120,000 70,000 50,000	857 1,639 3,637
John P. Kiernan Vice President, Finance and Corporate Controller	2003 2002 2001	214,615 192,000 191,923		— — 60,000	— — —		20,000 25,000 20,000	1,134 1,119 3,182
John F. Rein, Jr. Executive Vice President, Chief Financial Officer and Secretary	2003 2002 2001	331,385 284,900 299,116		— — 120,000	— — —		50,000 70,000 50,000	2,821 2,685 4,875
Robert J. Valentine, Jr. Vice President, Operations(10)	2003 2002 2001	299,999 279,554 262,692		— — 100,000	— — 115,809	(11)	10,000 70,000 52,778	2,074 2,432 4,180

(1)
Bonuses listed for a particular year represent bonuses paid with respect to such year even though all or part of such bonuses may have been paid during the first quarter of the subsequent year.

(2)
In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where such compensation did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the executive officer for such fiscal year.

(3)
Reflects payments by Veeco of premiums for group term life insurance and long-term disability insurance and matching contributions by Veeco to Veeco's 401(k) Plan, as applicable.

(4)
Includes an $8,400 car allowance and commissions of $93,368 paid to Mr. Bulman in 2003.

(5)
Includes an $8,400 car allowance and commissions of $124,887 paid to Mr. Bulman in 2002.

(6)
Includes an $8,400 car allowance, a $17,922 housing/relocation allowance and commissions of $145,889 paid to Mr. Bulman in 2001.

(7)
Includes an $8,400 car allowance, a $54,257 housing allowance and an $103,624 relocation allowance paid to Dr. Kania in 2003. The relocation allowance was associated with Dr. Kania's relocation to the Woodbury, NY area in connection with his appointment as President of the Company.

(8)
Includes an $8,400 car allowance, a $93,012 housing allowance and a $24,012 relocation allowance paid to Dr. Kania in 2002.

(9)
Includes an $8,400 car allowance, a $75,223 housing allowance and a $51,998 relocation allowance paid to Dr. Kania in 2001. The relocation allowance was associated with Dr. Kania's relocation to the Santa Barbara, CA area in connection with his appointment as President of Veeco's Metrology Group.

(10)
Mr. Valentine was an executive officer of Veeco during 2003 but was not serving as an executive officer at the end of such year.

(11)
Includes an $8,400 car allowance and a $107,409 housing/relocation allowance paid to Mr. Valentine in 2001.

        The following table sets forth certain information concerning individual grants of stock options made during 2003 to the Named Officers. Also reported are potential realizable values of each such stock option at assumed annual rates of stock price appreciation for the term of the option representing the product of (a) the difference between: (i) the product of the closing price per share of Common Stock as reported by the Nasdaq National Market ("NASDAQ") on the date of the grant ($15.30 on March 3, 2003 and $15.48 on April 1, 2003) and the sum of one plus the adjusted stock price appreciation rate (5% and 10%) compounded annually over the term of the option (7 years) and (ii) the exercise price of the option; and (b) the number of shares of Common Stock underlying the option grant at December 31, 2003.

Option Grants in Last Fiscal Year
Individual Grants

						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)
		% of Total Options Granted to Employees in Fiscal Year(2)
	Number of Shares Underlying Options Granted(1)
Name				Exercise Price Per Share($)(3)	Expiration Date(4)
						5%	10%
Edward H. Braun	140,000	10.4%		$15.48	3/31/2010	$874,388	$2,045,147
John K. Bulman	24,000	1.8%		15.48	3/31/2010	149,895	350,597
Don R. Kania, Ph.D.	100,000 20,000	7.4 1.5	% %	15.27 15.48	3/02/2010 3/31/2010	621,642 124,913	1,448,691 292,164
John P. Kiernan	20,000	1.5%		15.48	3/31/2010	124,913	292,164
John F. Rein, Jr.	50,000	3.7%		15.48	3/31/2010	312,282	730,410
Robert J. Valentine, Jr.	10,000	0.7%		15.48	3/31/2010	62,456	146,082

(1)
Represents options granted pursuant to the 2000 Plan made on April 1, 2003 with the exception of a grant of 100,000 options to Dr. Kania, which was made on March 3, 2003. One third of the options become exercisable on each of the first three anniversaries of the grant date.

(2)
Reflects percentage of options granted by the Company to its employees in 2003.

(3)
Represents the closing price per share of Common Stock as reported by NASDAQ on the trading day immediately preceding the date of grant.

(4)
Options may terminate at an earlier date upon the occurrence of certain events.

        The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of options by the Named Officers during 2003 and the value realized upon such exercises determined by calculating the positive spread between the exercise price of the options exercised and the closing price of the Common Stock on the date of exercise. Also reported are the number of options to purchase Common Stock held by the Named Officers as of December 31,

2003 and values for "in-the-money" options that represent the excess, if any, of the closing price of the Common Stock on December 31, 2003 as reported by NASDAQ ($28.16), over the exercise price of the outstanding options ($14.50 to $54.875).

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Shares Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
Name	Shares Acquired on Exercise	Value Realized
			Exerciseable	Unexerciseable	Unexerciseable	Exerciseable
Edward H. Braun	—	—	633,999	340,001	$937,829	$2,595,471
John K. Bulman	—	—	53,000	42,000	37,920	376,320
Don R. Kania, Ph.D.	—	—	125,006	183,334	177,154	1,818,335
John P. Kiernan	—	—	64,000	43,334	75,165	355,735
John F. Rein, Jr.	—	—	196,166	113,334	307,465	920,935
Robert J. Valentine, Jr.	—	—	83,518	74,260	89,339	296,273

Equity Compensation Plan Information

        The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's equity compensation plans as of December 31, 2003.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (A)	5,671,315	(B)	$28.54	587,379
Equity compensation plans not approved by security holders (C)	810,167	(D)	26.23	0
Total	6,481,482		$28.25	587,379
(A)
Represents shares of the Company's Common Stock issuable pursuant to the following plans, descriptions of which are included below:

  Veeco Instruments Inc. 1992 Employees' Stock Option Plan, as amended,
  Veeco Instruments Inc. 1994 Stock Option Plan for Outside Directors, as ed,
  Veeco Instruments Inc. 2000 Stock Option Plan, as amended,
  Commonwealth Scientific Corporation 1984 Stock Option Plan,
  CVC Holdings, Inc. (1996) Stock Option Plan,
  CVC, Inc. 1997 Stock Option Plan, and
  CVC, Inc. 1999 Non-employee Directors' Stock Option Plan.

(B)
Includes 38,221 stock options assumed in connection with the acquisition of CVC, Inc. on May 10, 2000, which merger was approved by stockholders.

(C)
Represents shares of the Company's Common Stock issuable pursuant to the following plans, descriptions of which are included below:

  Veeco Instruments Inc. 2000 Stock Option Plan for Non-officer Employees, as amended,
  Applied Epi, Inc. 1993 Stock Option Plan,
  Applied Epi, Inc. 2000 Stock Plan, and
  Applied Epi, Inc. Non-Qualified Stock Options.

(D)
Includes 298,847 stock options assumed in connection with the acquisition of Applied Epi, Inc. on September 17, 2001.

Plans Approved by Securityholders

        The Veeco Instruments Inc. Amended and Restated 1992 Employees' Stock Option Plan (as amended, the "1992 Plan") provides for the grant to officers and key employees of options to purchase shares of Common Stock of the Company. Stock options granted pursuant to the 1992 Plan become exercisable over a three-year period following the grant date and expire after ten years.

        The Veeco Instruments Inc. 1994 Stock Option Plan for Outside Directors, (as amended, the "Directors' Option Plan"), provides for automatic annual grants of stock options to each member of the Board of Directors of the Company who is not an employee of the Company. Such options are exercisable immediately and expire after ten years. The 1992 Plan and the Directors' Option Plan have been frozen and, as such, there are no options available for future grant under these plans.

        The Veeco Instruments Inc. 2000 Stock Option Plan (as amended to date, the "2000 Plan") was approved by the Board of Directors and shareholders in May 2000. The 2000 Plan provides for the grant to officers and key employees of up to 5,030,000 options (587,379 options available for future grants as of December 31, 2003) to purchase shares of Common Stock of the Company. Stock options granted pursuant to the 2000 Plan become exercisable over a three-year period following the grant date and expire after seven years. In addition, the 2000 Plan provides for automatic annual grants of stock options to each non-employee Director of the Company.

        In connection with the Company's acquisition of CVC, Inc. ("CVC") in May 2000, the Company assumed certain stock option plans and agreements related to CVC and Commonwealth Scientific Corporation, a subsidiary of CVC. These plans have been frozen and, as such, there are no stock options available for future grant under these plans. Stock options granted under these plans generally vest over a three-to-five year period and expire after five to ten years from the date of grant. As of December 31, 2003, there were 38,221 options outstanding under the various CVC and Commonwealth Scientific Corporation plans.

Plans Not Approved by Securityholders

        The Veeco Instruments Inc. 2000 Stock Option Plan for Non-Officer Employees (as amended, the "Non-Officer Plan") was approved by the Board of Directors in October 2000. The Non-Officer Plan provides for the grant to non-officer employees of up to 670,000 options to purchase shares of Common Stock of the Company. Stock options granted pursuant to the Non-Officer Plan become exercisable over a three-year period following the grant date and expire after seven years. The Non-Officer Plan has been frozen and, as such, there are no options available for future grant under this plan.

        In September 2001, the Company assumed certain stock option plans and agreements, in connection with the acquisition of Applied Epi, Inc. ("Applied Epi"). These plans have been frozen and, as such, there are no stock options available for future grant under these plans. Stock options granted under these plans generally expire after ten years from the date of grant and options granted under two of the plans vest over three years and options granted under one of the plans call for immediate vesting. As of December 31, 2003, there were 298,847 options outstanding under the various Applied Epi plans.

Certain Relationships and Related Transactions

        The Company has entered into employment agreements with each of Mr. Braun, Dr. Kania and Mr. Rein. These agreements provide for the payment of severance in the event that (i) the executive's employment with Veeco is terminated by Veeco for any reason other than "for cause" (defined as specified serious misconduct), or (ii) the executive resigns for "good reason" (defined as any one of: an involuntary downgrading of the executive's responsibilities by Veeco, an involuntary relocation of the executive's office to a location more than 50 miles from its then-current location, non-fulfillment by Veeco of certain contractual commitments to the executive and, in Mr. Braun's case only, a failure to elect Mr. Braun as a member of Veeco's Board of Directors). In such case, the executive will be entitled to severance in an amount equal to 36 months of base salary, in the case of Mr. Braun, or 24 months of base salary, in the case of Dr. Kania and Mr. Rein, as well as a pro-rated bonus for the year in which the termination occurrs. In addition, under the agreements, the Company will continue to provide certain health care benefits to Mr. Braun for a period of five years following termination of his employment and will provide a payment to Dr. Kania and Mr. Rein equal to 1.33 times the estimated cost to continue healthcare coverage under COBRA for 18 months following such termination. In addition, upon any such termination, the vesting of any options to purchase common stock of Veeco, which were granted after the date of the employment agreement and which are held by the executive at the time of such termination, will be accelerated and the executive will have 36 months, in the case of Mr. Braun, or 24 months, in the case of each of Dr. Kania and Mr. Rein (or, in each case, until the end of the original term of the options, if earlier) to exercise such options. The severance specified above will also be payable in the event that an executive's employment with Veeco is terminated on account of death or disability. These agreements also include non-compete and non-solicitation provisions applicable to the executives during the employment period and during the period that the executive is entitled to any severance payment thereunder. As a condition to the payment of the severance described above, the executive will be required to execute a release of claims against the Company.

        Veeco has also entered into a letter agreement with Mr. Kiernan which provides for the payment of 18 months severance in the event Mr. Kiernan is terminated without "cause" or for "good reason" (each as defined in the letter agreement). In addition, upon any such termination, Mr. Kiernan will have 12 months to exercise stock options held by him at such time (or until the end of the original term of the options, if earlier) and, if such termination occurs within 12 months of a "change of control" of the Company (as defined in the letter agreement), the vesting of any options to purchase common stock of Veeco, which were granted after the date of the letter agreement and which are held by Mr. Kiernan at the time of such termination, will be accelerated.

        Veeco is party to an agreement with Walter J. Scherr, a Director of Veeco, pursuant to which he is employed as a consultant to Veeco with respect to acquisitions and new business opportunities, as well as certain other matters. Mr. Scherr received $104,200 for his services in such advisory capacity in 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

        The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised of three outside, non-employee directors. The Compensation Committee reviews and approves all of Veeco's executive compensation programs. The compensation program is based on the following principles:

  a.
  Executive officers' compensation should be tied to annual performance goals that maximize stockholder value.

  b.
  Veeco emphasizes variable incentive compensation in order to encourage continuously improving corporate performance and to align the interests of executive officers with those of the stockholders.

  c.
  Compensation must be competitive in order to attract, motivate and retain the management talent needed to achieve Veeco's business objectives.

        In determining competitive levels, the committee reviews information of comparable companies from both independent survey data and public company filings.

Components of Compensation

        Veeco's executive compensation program consists of three principal elements:

  a.
  Base Salary—Base salaries have been set within salary ranges based on compensation reports for comparable size and type companies. Individual salary increases are based on an officer's contribution to Veeco and the relationship of current pay to the current value of the job.

  b.
  Annual Incentive Awards—Annual incentive awards are based on the performance against objectives in the calendar year and are ordinarily payable in the first quarter of the succeeding year. Such objectives include operating performance relative to plan as well as the achievement of other objectives. Incentive awards for executive officers are a percentage of base salary. The percentage at target is 100% of base salary for the chief executive officer and up to 70% of base salary for the other executive officers for achievement of business objectives. If performance targets are exceeded, the incentive award paid will exceed the targets described above by up to an additional 50%. In 2003, the incentive awards were based on operating income criteria, revenue, cash flow and the achievement of individual management objectives. For 2003, no annual incentive award was paid to the Chief Executive Officer, President or Chief Financial Officer.

  c.
  Stock Option Grants—Stock option grants are awarded to motivate and retain employees and to enhance Stockholder value. The committee believes that stock options encourage employees to relate their long-term economic interests to those of other Stockholders. Stock options are granted at an exercise price equal to fair market value on the date of grant and vest over three years. The options have a term of seven years from the date of grant.

Chief Executive Officer's Compensation

        The compensation of Veeco's Chief Executive Officer, Edward H. Braun, is determined by the Compensation Committee in accordance with the policies described above relating to all executive officers' compensation. In particular, the Compensation Committee established Mr. Braun's base salary after an evaluation of his personal performance and the committee's objective to have his base salary be comparable to salaries being paid to similarly situated chief executive officers.

Policy on Deductibility of Compensation

        Section 162(m) of the Code limits Veeco's tax deduction to $1,000,000 per year for compensation paid to each of the Named Officers, unless certain requirements are met. The Compensation Committee's present intention is to structure executive compensation so that it will be predominantly deductible, while maintaining flexibility to take actions which it deems to be in the best interest of Veeco and the Stockholders but which may result in Veeco paying certain items of compensation that may not be fully deductible.

Submitted by the Compensation Committee:
Richard A. D'Amore
Paul R. Low
Roger D. McDaniel (Chairman)

March 29, 2004

Compensation Committee Interlocks and Insider Participation

        Veeco's Compensation Committee is comprised of Messrs. D'Amore, Low and McDaniel. During 2003, none of Veeco's executive officers served on the board of directors of any entity whose directors or officers serve on Veeco's Compensation Committee. No current or past executive officers of Veeco serve on our Compensation Committee.

AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and the matters required to be discussed by SAS 61 and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held twelve meetings during 2003.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Joel A. Elftmann
Heinz K. Fridrich
Douglas A. Kingsley
Irwin H. Pfister (Chairman)

March 8, 2004

PERFORMANCE GRAPH

Cumulative Total Return Of
Veeco, Soxx Index, Peer Group And S&P Smallcap 600 Index

ASSUMES $100 INVESTED ON DEC. 31, 1998
ASSUMES DIVIDENDS REINVESTED
FISCAL YEAR ENDING DEC. 31

As of December 31,	Veeco	Philadelphia Semiconductor Index (SOXX)	Peer Group Index	S&P Smallcap 600 Index
1998	100.00	100.00	100.00	100.00
1999	88.12	201.13	225.19	112.40
2000	75.53	164.75	181.40	125.67
2001	67.86	149.36	231.69	133.89
2002	21.76	82.89	122.28	114.30
2003	53.01	145.84	220.94	158.63

        Information is presented assuming $100 invested on December 31, 1998 and the reinvestment of dividends, if any. The Peer Group Index consists of the following companies: ADE Corporation, ASM International N.V., Axcelis Technologies, FEI Company, FSI International Inc., Mattson Technology Inc., Rudolph Technologies, Semitool Inc., Therma-Wave Inc., Trikon Technologies Inc., Varian Semiconductor and Zygo Corp.

PROPOSAL 2
AMENDMENT OF VEECO INSTRUMENTS INC.
FIRST AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

        The Veeco Instruments Inc. First Amended and Restated Employee Stock Purchase Plan (the "ESP Plan") was established to promote employee ownership of Veeco stock. To date, 750,000 shares of Veeco common stock have been authorized by Veeco's stockholders and reserved for issuance to Veeco employees under the ESP Plan. Veeco's Board has approved certain amendments to the ESP Plan, subject to the approval of Veeco's stockholders.

        Veeco's Board deems it to be in the bests interests of the Company to amend the ESP Plan. The amendment will increase the number of shares issuable under the existing plan by 1,250,000 shares to a total number of 2,000,000 shares of Veeco common stock. The plan currently provides for the issuance of an aggregate of 750,000 shares, of which 356,533 shares remain available for issuance. Veeco's Board believes that increasing the number of shares that may be purchased under the ESP Plan is necessary to permit broad participation by employees in the ESP Plan. Having too few shares eligible for issuance under the ESP Plan would reduce the number of purchases that could be made under the plan and would therefore reduce the extent to which employees could participate in the ESP Plan. The closing price of Veeco's common stock on March 30, 2004 was $28.25 per share.

Description of Employee Stock Purchase Plan

        The following is a summary of the ESP Plan as in effect on the date hereof as well as the amendment currently proposed. This summary of the existing ESP Plan is qualified in its entirety by reference to the complete text of the plan and an amendment thereto as previously filed by Veeco as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2000 and an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2003. A copy of the proposed amendment is attached as Exhibit A to this proxy statement.

        Purpose and Eligibility.    The ESP Plan is intended to provide an incentive to eligible employees of Veeco and any direct or indirect subsidiary of Veeco to have a greater interest in Veeco's growth by providing them with the opportunity to purchase Veeco common stock at favorable prices by means of payroll deductions. Each employee of Veeco or a subsidiary of Veeco whose customary employment is expected to be more than 20 hours per week and more than five months per year, other than an employee who owns beneficially (or holds options to purchase) five percent or more of Veeco's total combined voting power or value of all classes of stock, will be eligible to participate in the ESP Plan. The approximate number of persons eligible to participate is 1,070.

        Administration.    The ESP Plan shall be administered by the Compensation Committee of the Veeco Board of Directors. The Compensation Committee shall consist of at least three directors appointed by the Veeco Board. All members of the Compensation Committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code and shall not be eligible to participate in the ESP Plan. Subject to the express provisions of the plan, the Compensation Committee shall have authority to interpret the terms and provisions of the ESP Plan, to adopt, amend and repeal such rules, regulations, agreements and instruments for implementing and administering the plan as it deems necessary or advisable and to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the ESP Plan. The Compensation Committee may also delegate its administrative duties to such other persons as it deems appropriate in administering the plan. All decisions made by the Compensation Committee shall be binding and conclusive on all persons who have an interest under the ESP Plan.

        Deferral of Compensation.    Each person electing to participate in the ESP Plan must file a payroll deduction authorization with the administrator of the plan named by the committee, or his or her delegate, which indicates the amount to be deducted from the participant's paychecks. This deduction must be between 1% and 10% of the participant's base pay or such other percentage as may be established by the administrator of the ESP Plan.

        Offering and Purchase of Stock.    Offering periods to purchase Veeco common stock will begin on January 1 and end on December 31 of each calendar year. In the case of an employee who is eligible to participate in the ESP Plan after November 30 and before the following June 1, the initial offering period for such participant will be the six-month period beginning on the following July 1 and ending December 31.

        During an offering period, the purchase price of the Veeco common stock shall be the lesser of:

  •
  85% of the fair market value on the first business day of the offering period; and

  •
  85% of the fair market value on the last business day of the offering period.

        Unless a participant elects to withdraw prior to the close of an offering period, a participant's election to purchase stock shall be deemed to be exercised automatically on the last day of the offering period.

        The number of shares of Veeco common stock purchased by a participant upon exercise shall be equal to (i) the amount credited to a participant's account as of the close of the offering period divided by (ii) the purchase price per share of Veeco common stock. No participant shall be permitted to purchase stock with an aggregate fair market value in excess of $25,000 for any given offering period.

        Reduction and Discontinuation of Payroll Deductions.    A participant may elect to reduce his or her level of payroll deductions during an offering period at any time prior to November 30. A participant may make only one such election during an offering period, absent specific approval by the administrator of the plan. A participant may elect to discontinue his or her payroll deductions during an offering period at any time prior to November 30. A participant who elects to discontinue payroll deductions for an offering period may not again resume payroll deductions for that offering period.

        Withdrawal.    A participant may withdraw from an offering at any time prior to November 30. A participant who withdraws from an offering may not again participate in that offering, but a participant's withdrawal will not have any effect upon such participant's eligibility to participate in any succeeding offering. Upon withdrawal from the ESP Plan, the balance in the participant's stock purchase account will be returned to the participant.

        In the event that a participant's employment is terminated for any reason other than death prior to the close of an offering, the participant will be considered to have withdrawn from the offering. In the event that a participant's employment is terminated because of such participant's death prior to the close of an offering, such participant's beneficiary shall have the right to elect to:

  •
  Withdraw from the offering and receive payment of the amount credited to such participant's account under the plan; or

  •
  Continue to participate in the offering and purchase shares with the amount credited to such participant's account as of the date of the death.

        Adjustment.    If the number of shares of Veeco common stock outstanding is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Veeco or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, combination of shares, or dividend payable in shares of Veeco common stock, the number of shares for which offerings may be made under the ESP Plan shall be increased or decreased proportionately, as the case may be, and the committee shall make the appropriate adjustment in the number and kind and price of shares subject to offerings then outstanding and unexercised.

        Amendment and Termination.    Veeco's Board of Directors or the Compensation Committee may amend, modify or terminate the ESP Plan; provided, however, that the Veeco Board of Directors or the Compensation Committee may not, without stockholder approval:

  •
  Increase the total amount of Veeco common stock that may be offered under the ESP Plan;

  •
  Withdraw the administration of the ESP Plan from the Compensation Committee; or

  •
  Permit any person, while a member of the Compensation Committee, to be eligible to participate in the ESP Plan.

        Federal Income Tax Consequences.    The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the ESP Plan. This summary is not intended to be complete and, among other things, does not describe state, local or foreign income tax, federal employment tax or other tax consequences. Participants in the ESP Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the ESP Plan.

        The ESP Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code. The plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. No income will be taxable to a participant until the shares purchased under the plan are sold or otherwise disposed. If the shares are sold or otherwise disposed of more than two years from the applicable offering date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of:

  •
  The excess of the fair market value of the shares at the time of this sale or disposition over the purchase price; or

  •
  An amount equal to 15% of the fair market value of the shares as of the date of grant; any additional gain or loss should be treated as long-term capital gain or loss.

        If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price; any additional gain or loss on a sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. There are special rules for recognizing income that apply in the case of death. Veeco is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above. In all other cases, no deduction is allowed to Veeco.

        Plan Benefits.    Because the number of shares of Veeco common stock to be granted in the future under the ESP Plan is contingent upon the number of employees who elect to participate in the plan, it is not possible to determine the benefits or the amounts received under the plan by Veeco's officers and employees.

        A majority of the votes cast on Proposal 2 at the Meeting (including votes cast by proxy) must vote "FOR" the proposed amendment to the ESP Plan in order for the proposal to be approved.

        The Board of Directors recommends a vote FOR approval of the proposed amendment to the ESP Plan.

Stock Issuances

        The table below shows, as to each executive officer named in the Summary Compensation Table and the various indicated groups, the following information with respect to ESP Plan transactions effected with respect to the year ended December 31, 2003: (i) the number of shares of common stock purchased under the ESP Plan with respect to that period and (ii) the purchase price paid per share of common stock in connection with the purchases.

Name and Position	Number of Shares	Purchase Price
Edward H. Braun Chairman and Chief Executive Officer	—	—
John K. Bulman Executive Vice President, Worldwide Sales and Foreign Operations	—	—
Don R. Kania, Ph.D. President	—	—
John P. Kiernan Vice President, Finance and Corporate Controller	2,110	$10.068
John F. Rein, Jr. Executive Vice President, Chief Financial Officer and Secretary	1,316	10.068
Robert J. Valentine, Jr. Vice President, Operations	—	—
Executive Officer Group (8 persons)	7,442	10.068
Non-Employee Director Group (7 persons)	—	—
Non-Executive Officer Employee Group	133,923 2,240	10.068 14.403

PROPOSAL 3
AMENDMENT AND RESTATEMENT OF VEECO INSTRUMENTS INC.
2000 STOCK OPTION PLAN

        The Board of Directors approved amendments to the 2000 Plan on March 30, 2004, subject to stockholder approval, which would: (a) increase the total number of Shares available for issuance under the 2000 Plan by 2,000,000 shares, (b) allow the grant of up to 200,000 shares of restricted stock to eligible participants, (c) increase the amount of the automatic annual grant of stock options to non-employee directors, and (d) change the name of the 2000 Plan to the "Veeco Instruments Inc. 2000 Stock Incentive Plan." As of March 9, 2004, options to purchase an aggregate of 6,066,730 Shares (with a weighted average exercise price per share and term to expiration of $27.52 and 4.9 years, respectively) were outstanding under the Company's stock option plans or option plans of CVC, Inc. and Applied Epi, Inc. which were assumed by the Company in connection with acquisitions of those entities. As of March 9, 2004, 719,338 options remained available for future grant under the Company's stock option plans. The Board of Directors believes that an increase in the number of shares available for grant is necessary in order to provide Veeco with an effective incentive to attract and retain key employees.

        The Company currently intends to continue utilizing stock options as the principal form of award under its stock incentive plans. However, the Board of Directors believes that the Company needs to preserve the flexibility to grant other types of equity compensation awards in order to retain and to compete successfully for talented employees, in light of potential accounting, legal and other changes. For this reason, the Board determined to amend the 2000 Plan to permit up to 200,000 of the shares authorized under the 2000 Plan to be granted in the form of restricted stock, subject to the approval of stockholders at the Annual Meeting.

        The Board of Directors has also determined that it would be in the best interests of Veeco to amend the 2000 Plan in order to increase the amount of the automatic annual grant to non-employee directors from 7,000 to 10,000 stock options. The annual stock option grant to non-employee directors has been 7,000 stock options since 1997. In 2003, the Company compared its director compensation to that of other companies in its industry and made certain adjustments to its director compensation. At that time, it was determined that the annual grant of stock options to non-employee directors should be increased to 10,000 stock options and, accordingly, the Board made a discretionary grant of 3,000 stock options to non-employee directors. The Company would now like to amend the 2000 Plan to reflect the increased automatic annual option grant to non-employee directors.

        In light of the changes to the types of awards to be authorized under the 2000 Plan, it is also proposed that the name of the 2000 Plan be changed to the "Veeco Instruments Inc. 2000 Stock Incentive Plan."

Veeco Instruments Inc. Amended and Restated 2000 Stock Option Plan

        The following is a summary of the 2000 Plan as proposed to be amended and restated. The 2000 Plan, as proposed to be amended and restated, is referred to as the "2000 Incentive Plan." The full text of the 2000 Incentive Plan is attached as Exhibit B to this Proxy Statement. This summary does not purport to be complete and is qualified in its entirety by reference to the 2000 Incentive Plan.

        Purpose.    The purpose of the 2000 Incentive Plan is to provide a means through which the Company and its affiliates may attract capable persons to enter and remain in the employ of the Company and affiliates and to provide a means whereby employees, directors and consultants of the Company and its affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and affiliates and promoting an identity of interest between stockholders and these employees. The number of persons expected to participate is approximately 450.

        Administration.    The 2000 Incentive Plan will be administered by the Compensation Committee. It is intended, but not required, that the directors appointed to serve on the Compensation Committee shall be "Non-Employee Directors" (within the meaning of Rule 16b-3 under the Exchange Act) and "Outside Directors" within the meaning of Section 162(m) of the Code, to the extent Rule 16b-3 and 162(m) are applicable; however, the fact that a Compensation Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award which is otherwise validly made under the 2000 Incentive Plan. The members of the Compensation Committee may be changed at any time and from time to time in the discretion of the Board of Directors of the Company. Subject to the terms of the 2000 Incentive Plan, and except with respect to automatic grants to Non-Employee Directors, as discussed below, the Compensation Committee shall have authority to grant awards, to determine the number of Shares for which each award shall be granted and the price and conditions pertaining to the exercise, vesting of, or restrictions applicable to each award. The Compensation Committee shall have full power to construe and interpret the 2000 Incentive Plan and any agreement executed pursuant to the 2000 Incentive Plan, to establish and amend rules for its administration and to establish in its discretion terms and conditions applicable to the exercise of awards. The determination of the Compensation Committee on all matters relating to the 2000 Incentive Plan or any agreement executed pursuant to the 2000 Incentive Plan shall be conclusive.

        Eligibility.    Any officer, employee, director or consultant of the Company or any of its subsidiaries or affiliates shall be eligible to be designated a participant under the 2000 Incentive Plan. The Compensation Committee has the sole and complete authority to determine the participants to whom awards shall be granted under the 2000 Incentive Plan.

        Number of Shares Authorized. A maximum of 5,030,000 Shares have previously been authorized for granting awards under the 2000 Plan. The proposed amendment would increase this amount to 7,030,000 Shares, of which up to 200,000 Shares could be granted in the form of restricted stock. In no event may the aggregate number of Shares with respect to which options are granted under the 2000 Incentive Plan to any individual exceed 300,000 in any one calendar year. In no event may the aggregate number of Shares with respect to which restricted stock is granted under the 2000 Incentive Plan to any individual exceed 50,000 in any one calendar year. As described more fully in the 2000 Incentive Plan, if an award expires or terminates for any reason during the term of the 2000 Incentive Plan and prior to the exercise in full of such option or termination in full of restrictions with respect to restricted stock, the number of Shares previously subject to but not delivered under such option or restricted stock award shall be available to be awarded thereafter.

        In addition, if the Compensation Committee determines that certain corporate transactions or events (as described in the 2000 Incentive Plan), such as a stock split, affect the Shares such that an adjustment is determined by the Compensation Committee in its discretion to be consistent with such event and necessary or equitable to carry out the purposes of the 2000 Incentive Plan, the 2000 Incentive Plan provides the Compensation Committee the discretion to appropriately adjust (a) the maximum number of Shares and the classes or series of such Common Stock which may be delivered pursuant to the 2000 Incentive Plan, (b) the number of Shares and the classes or series of Common Stock subject to outstanding awards, (c) the price per share of all Common Stock subject to outstanding awards, and (d) any other provisions of the 2000 Incentive Plan; provided, however, that (i) any adjustments made in accordance with clauses (b) and (c) shall make any such outstanding award, as nearly as practicable, equivalent to such award immediately prior to such change and (ii) no such adjustment shall give any participant any additional benefits under any outstanding award.

        Terms and Conditions of Awards.    Under the 2000 Incentive Plan, the Compensation Committee may grant awards of nonqualified stock options ("NSOs"), incentive stock options ("ISOs") or restricted stock ("Restricted Stock"). In addition, automatic grants of NSOs shall be made to Non-Employee Directors, as discussed below.

        An option granted under the 2000 Incentive Plan provides a participant with the right to purchase, within a specified period of time, a stated number of Shares at the price specified in the option. Restricted Stock awards are shares that vest based on a schedule or other criteria established by the Compensation Committee. Awards granted under the 2000 Incentive Plan will be subject to such terms, including exercise price and the conditions and timing of exercise, not inconsistent with the 2000 Incentive Plan, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2000 Incentive Plan shall be seven years from the date of grant (five years in the case of an ISO granted to a participant who owns more than ten percent of the voting power of the Company).

        The price per share of Common Stock paid by the participant with respect to any NSO or ISO shall not be less than 100 percent of the fair market value (as defined in the 2000 Incentive Plan) of one Share on the date the option is granted (110 percent in the case of a "more than ten percent shareholder"). Payment in respect of the exercise of an option may be made in cash or by check, except that the Compensation Committee may, in its discretion, allow such payment to be made by surrender of unrestricted Shares (at their fair market value on the date of exercise) which have been held by the optionee for at least six months or have been purchased on the open market, or by a combination of the foregoing. In addition, if and to the extent provided for in the option agreement, payment may be deemed satisfied through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the stock option and to deliver promptly to the Company an amount equal to the aggregate exercise price.

        Automatic Grants to Non-Employee Directors.    Upon initial election to office and thereafter annually on the date of the Company's annual meeting of stockholders (provided that such date is at least 6 months following initial election to office), each Director who is not then an employee of the Company shall receive NSOs to purchase 10,000 Shares (Options granted to directors pursuant to this paragraph may be referred to as "Director Options"). Subject to the provisions of the Plan, each such Director Option shall have a term of seven years, shall be fully vested and exercisable as of the date of grant and shall have an exercise price equal to 100% of the fair market value of one Share on the date of grant.

        Restricted Stock.    Awards of shares of Restricted Stock will be made on such terms as determined by the Compensation Committee and shall include provisions regarding the forfeiture of such Shares in the event employment by the participant, or service as a director, terminates prior to the termination of the restrictions applicable to such Shares. The terms of such awards will be contained in a Restricted Stock Agreement entered into between the Company and the participant and may include, among other provisions, the ability of the Company to purchase such Shares under certain circumstances and that such Shares will be held in escrow by the Company until the termination of the applicable restrictions. The holder of Shares of Restricted Stock will generally be entitled to voting and other rights of ownership prior to the termination of restrictions.

  Transferability

        Subject to the following paragraph, each option, and each right under any option may be exercised, during the participant's lifetime, only by the participant or, if permissible under applicable law, by the participant's guardian or legal representative, and may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution provided that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of the 2000 Incentive Plan.

        Notwithstanding the foregoing, the Compensation Committee may provide that options granted under the 2000 Incentive Plan may be transferred by the participant to whom such option was granted without consideration to certain Permitted Transferees (as defined in the 2000 Incentive Plan), pursuant to the terms of the 2000 Incentive Plan and subject to such rules as the Compensation Committee may adopt to preserve the purposes of the 2000 Incentive Plan.

        Change of Control.    Upon a Change of Control of the Company (as defined in the 2000 Incentive Plan), all options shall become immediately exercisable and all restrictions applicable to Restricted Stock shall terminate; provided, however, that no such vesting shall occur if provision has been made in writing in connection with such transaction for (a) the continuation of the 2000 Incentive Plan and/or assumption of such awards by a successor corporation (or a parent or subsidiary thereof) or (b) the substitution for such awards of new awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices. In addition, in the event of a Change of Control, the Compensation Committee may, in its discretion and upon at least ten days prior notice to the participants, cancel all outstanding awards and pay the holders thereof the value of such options in a form and an amount equal to what they would have received or been entitled to receive had they exercised all such awards immediately prior to such Change of Control.

        Amendment.    The Board may amend, alter, suspend, discontinue, or terminate the 2000 Incentive Plan or any portion thereof at any time; provided, that no such action may be taken without shareholder approval if such approval is necessary to comply with any regulatory requirement, provided, further, that no such action may lower the exercise price of a previously granted award or cancel and regrant an option with the effect of repricing an option without shareholder approval, and, provided, further, that no such action that would impair any rights under any previous award shall be effective without the consent of the person to whom such award was made. In addition, the Board or the Compensation Committee is authorized to amend the terms of any award granted under the 2000 Incentive Plan provided that the amendment would not impair the rights of any participant without his consent.

  Federal Income Tax Consequences.

        The following discussion is a brief summary of the principal United States federal income tax consequences of the grant and exercise of NSOs, ISOs and Restricted Stock awarded under the 2000 Incentive Plan and the disposition of Shares purchased pursuant to the exercise of such options and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address state, local or foreign income tax considerations. Moreover, the federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. For these reasons, participants are urged to consult their own tax advisors with respect to the consequences of their participation in the 2000 Incentive Plan.

  NSOs

        No income will be realized by an optionee upon grant of an NSO. Upon exercise of an NSO (or the exercise of an ISO by the participant more than three months after the termination of his employment or 12 months in the case of the participant's total disability), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will generally be deductible by the Company for federal income tax purposes. The optionee's tax basis in the underlying Shares acquired by exercise of an NSO will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the Shares received by the optionee upon exercise of the NSO, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for Shares acquired pursuant to the exercise of an NSO will begin on the date of exercise of such Option.

        If a participant is permitted to use previously owned unrestricted Shares to pay all or part of the exercise price of a NSO, the transaction will not be considered to be a taxable disposition of the previously owned Shares, and the participant's tax basis and holding period of the previously owned Shares will be carried over to the equivalent number of Shares received upon exercise. The participant's tax basis for the additional Shares received upon exercise will be the fair market value of the Shares on the date of exercise (but not less than the amount of cash or cash equivalent used in payment), and the holding period for such additional Shares will begin on the day after the date of exercise.

  ISOs

        ISO holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options if the ISO is exercised by the participant while employed by the Company or within three months after the termination of his employment (12 months in the case of the participant's total disability). However, the spread at exercise will be an "item of tax preference" which may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs. If the optionee does not dispose of the Shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the Shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the Option. If, within two years following the date of grant or within one year following the date of exercise, the holder of Shares acquired through the exercise of an ISO disposes of such Shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by the Company for federal income tax purposes.

        If a participant is permitted to use previously owned unrestricted Shares to pay all or a portion of the exercise price of an ISO, the transaction will be considered a taxable disposition of the previously owned Shares if such Shares were acquired on the exercise of an ISO (or is otherwise statutory stock option stock) and the applicable holding period requirements for those Shares was not satisfied at the time that they were used to pay the exercise price of the ISO. In that case, there is an "anti-pyramiding" rule that provides that such use will be a disqualifying disposition of the previously owned Shares at the time that they are used to pay the exercise price of an ISO. If the anti-pyramiding rule does not apply, (a) the participant's tax basis in the previously owned Shares and the holding period of such Shares will be carried over to the equivalent number of Shares received upon the exercise and (b) the additional Shares received will have a tax basis of zero and a holding period beginning on the date of the transfer of the Shares.

  Restricted Stock

        In general, a recipient of Restricted Stock will not incur any federal income tax liability upon grant because the Shares will be subject to a substantial risk of forfeiture. Instead, he or she will recognize ordinary income at the time of vesting (at the time all restrictions lapse) equal to the excess, if any, of the fair market value of the Shares on the vesting date of the Shares over any amount paid for the Shares. Alternatively, a recipient may elect to recognize income at the time of grant by making a Section 83(b) election and filing such election with the IRS within 30 days of the date of grant, in which case the recipient will recognize ordinary income at the time of grant equal to the excess, if any, of the fair market value of the stock at the time of grant over any amount paid for the Shares; in that case, there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

  Code Section 162(m)

        In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. The 2000 Incentive Plan is intended to satisfy these requirements with respect to grants of options to covered employees. In addition to the requirements applicable to stock option grants, Restricted Stock will qualify under one of these exceptions only if the vesting of the Restricted Stock is based on performance criteria (and not merely the passage of time). Performance criteria on which the Compensation Committee may condition the vesting of Restricted Stock include the achievement of objectives for one or more of: annual revenue, cash flow, earnings per share, EBITA, net income, new orders, personal goals, return on assets or return on sales (each as defined in the 2000 Incentive Plan).

        The full text of the proposed amendment and restatement of the 2000 Plan as described in this Proposal 3 (referred to herein as the 2000 Incentive Plan) is attached as Exhibit B hereto.

  New Plan Benefits

        The table below sets forth the Stock Options granted under the 2000 Plan to the Named Officers and groups indicated during 2003 and the value of such Stock Options (of which, only those granted to non-employee Directors are currently exercisable).

Name	Dollar Value (1)	Number of Stock Options
Edward H. Braun	$1,775,200	140,000
John K. Bulman	304,320	24,000
Don R. Kania	1,542,600	120,000
John P. Kiernan	253,600	20,000
John F. Rein, Jr.	634,000	50,000
Robert J. Valentine, Jr.	126,800	10,000
Executive Officer Group (8 persons)	4,991,560	392,000
Non-Employee Director Group (7 persons)	821,100	70,000	(2)
Non-Executive Officer Employee Group	$7,870,148	785,307

(1)
Represents the value of "in-the-money" options, or the excess, if any, of the closing price of the Common Stock on December 31, 2003, as reported by NASDAQ ($28.16), over the exercise price ($12.11 - $29.50) of such Stock Options.

(2)
Represents grants of 10,000 options to each Non-Employee Director.

        A majority of the votes cast on Proposal 3 at the Meeting (including votes cast by proxy) must vote "FOR" the proposed amendment and restatement of the 2000 Plan in order for the proposal to be approved.

        The Board of Directors recommends a vote FOR approval of the proposed amendment and restatement of the 2000 Plan.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG LLP AS AUDITORS

        Based on the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP, independent certified public accountants, to examine the financial statements of Veeco for the year ending December 31, 2004. Ernst & Young LLP has been employed as independent auditors of Veeco since 1990. Fees for the last two years were as follows:

	Year Ended December 31,
	2003	2002
Audit fees	$549,650	$618,300
Audit-related fees	47,000	1,004,094
Tax fees	73,961	264,835

Total	$670,611	$1,887,229

        Audit-related services primarily include fees for due diligence related to mergers and acquisitions, accounting consultations in connection with acquisitions, assistance with a private placement offering and employee benefit plan audits. Tax services provided to the Company include tax planning and advice related to mergers and acquisitions, as well as international tax issues. The significant decrease in 2003 fees compared to 2002 is due to a reduction in merger and acquisition due diligence services. The Company did not engage Ernst & Young LLP to perform any work related to financial information systems design or implementation services during 2003 or 2002.

        Representatives of Ernst & Young LLP will be present at the Meeting and may make a statement if they so desire. They will also be available to respond to appropriate questions.

        Stockholders are asked to ratify the action of the Board of Directors in making this appointment. If this appointment is not ratified by the Stockholders, the selection of other independent auditors will be considered by the Audit Committee for recommendation to the Board of Directors.

        A majority of the votes cast on Proposal 4 at the Meeting (including votes cast by proxy) must vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2004 in order for the proposal to be approved.

        The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires Veeco's officers and directors, and persons who own more than 10% of Veeco's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish Veeco with copies of all Section 16(a) forms they file.

        SEC regulations require us to identify in this proxy statement anyone who filed a required report late or failed to file a required report. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file there forms, we believe that during 2003, all Section 16(a) filing requirements were satisfied on a timely basis.

OTHER MATTERS

Other Business

        The Board of Directors knows of no other matters to come before the Meeting. Should any other business properly come before the Meeting, the persons named in the enclosed form of proxy will vote on such matters in accordance with their best judgment.

Deadline for Receipt of Shareholder Proposals

        Requirements for Shareholder Proposals to be Brought Before an Annual Meeting.    For shareholder proposals to be considered properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice therefor in writing to the Secretary of the Company. To be timely for the Company's 2005 Annual Meeting of Shareholders, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than February 15, 2005. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of Common Stock beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

        Requirements for Shareholder Proposals to be Considered for Inclusion in the Company's Proxy Materials. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2005 Annual Meeting of Shareholders must be received by the Company no later than December 13, 2004 in order to be considered for inclusion in the Company's proxy materials for that meeting.

Solicitation of Proxies

        The cost of preparing and mailing this Proxy Statement and the accompanying proxy, and the cost of solicitation of proxies on behalf of the Board of Directors, will be borne by Veeco. Veeco has retained Georgeson Shareholder Communications Inc. ("GSC") to solicit proxies. GSC may contact Stockholders by mail, telephone, telex, telegraph and personal interviews. GSC will receive from Veeco a fee of $7,500 for such services, plus reimbursement of out-of-pocket expenses, and Veeco has agreed to indemnify GSC against certain liabilities and expenses in connection with such solicitation, including liabilities under the federal securities laws. Some personal solicitation also may be made by directors, officers and employees without special compensation, other than reimbursement for expenses.

No Incorporation by Reference

        In Veeco's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the performance graph of this proxy statement, the "Audit Committee Report" and the "Compensation Committee Report" specifically are not incorporated by reference into any other filings with the SEC.

        This proxy statement is sent to you as part of the proxy materials for the 2004 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of Veeco's common stock.

EXHIBIT A

AMENDMENT NO. 2 TO
VEECO INSTRUMENTS INC.
FIRST AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

        Effective on January 1, 2004, Section 3.02(a) of the Veeco Instruments Inc. First Amended and Restated Employee Stock Purchase Plan, effective October 26, 2000, as amended (the "Plan"), be, and hereby is, amended to read, in its entirety, as follows:

  3.02
  Number of Shares Subject to Plan

  (a)
  The total number of shares of Stock available for Offerings under the Plan shall be 2,000,000 shares, subject to adjustment as set forth in paragraph (b) below. Such Stock may be authorized and unissued shares, treasury shares, or shares previously issued and reacquired by the Company. Any shares for which an Offering to purchase expires or is terminated or canceled may again be made subject to Offerings under the Plan.

  *    *    *    * *

A-1

EXHIBIT B

AMENDMENT AND RESTATEMENT OF
VEECO INSTRUMENTS INC. 2000 STOCK OPTION PLAN
(to be renamed the VEECO INSTRUMENTS INC. 2000 STOCK INCENTIVE PLAN)

1.     Purpose

        The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract capable persons to enter and remain in the employ of the Company and Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and these employees.

        The Plan provides for granting Incentive Stock Options, Nonqualified Stock Options and Restricted Stock.

2.     Definitions

        The following definitions shall be applicable throughout the Plan.

        "Affiliate" means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company, (ii) any entity in which the Company has a significant equity interest, and (iii) any Subsidiary; in each case as determined by the Committee.

        "Annual Revenue" means the Company's or a business unit's net sales for the fiscal year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the fiscal year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

        "Board" means the Board of Directors of the Company or, to the extent the Board of Directors of the Company has authorized a committee thereof to take action with respect to the Plan on its behalf, the committee so authorized.

        "Cash Flow" means, as to any Fiscal Period, the operating cash flow of the Company for such Fiscal Period, provided that prior to the Fiscal Period, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Cash Flow with respect to one or more Participants.

        "Cause" means the Company or an Affiliate having "cause" to terminate a Participant's employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or pleaded guilty or no contest to, a felony or a crime involving moral turpitude or (iv) the failure of the Participant to follow instruction of the Board or his direct superiors.

        "Change in Control, shall, unless in the case of a particular Plan Award, the applicable Plan Award Agreement states otherwise or contains a different definition of "Change in Control", be deemed to occur upon:

  (i)
  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (each, a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by any Person which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(f), or (IV) in respect of an Award held by a particular Participant, any acquisition by the Participant or any "affiliate" (within the meaning of 17 C.F.R. §230.405) of the Participant (persons described in clauses (I), (II), and (IV) being referred to hereafter as "Excluded Persons");

  (ii)
  Individuals who, on the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be deemed to be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

  (iii)
  the dissolution or liquidation of the Company;

  (iv)
  the sale of all or substantially all of the business or assets of the Company; or

  (v)
  the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), (B) no Person (other than any Excluded Person), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors.

        "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

        "Committee" means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Unless the Board is acting as the Committee or the Board specifically determines otherwise, each member of the Committee shall, at the time he takes any action with respect to a Plan Award under the Plan, be an Eligible Director. However, the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Plan Award granted by the Committee which Plan Award is otherwise validly made under the Plan.

        "Common Stock" means the common stock, par value $0.01 per share, of the Company.

        "Company" means Veeco Instruments Inc. With respect to the definitions of the Performance Goals, the Committee may determine that "Company" means Veeco Instruments Inc. and one or more of its Affiliates.

        "Date of Grant" means the date on which the granting of a Plan Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Plan Award Agreement.

        "Disability" means, unless in the case of a particular Plan Award, the applicable Plan Award Agreement states otherwise, the entitlement of a Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, as may be applicable to the Participant in question, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced or, as determined by the Committee based upon medical evidence acceptable to it.

        "Earnings Per Share" means as to any Fiscal Period, the Company's Net Income divided by a weighted average number of shares of Stock outstanding and dilutive common equivalent shares of Stock deemed outstanding.

        "EBITA" means Net Income before interest, taxes and amortization, each as determined under generally accepted accounting principles or as otherwise defined hereunder.

        "Effective Date" means the means the date on which the Plan is approved by the Board, subject to the approval of the stockholders of the Company.

        "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; provided, however, that clause (ii) shall apply only with respect to grants of Plan Awards with respect to which the Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

        "Eligible Person" means any (i) individual regularly employed by the Company or an Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an

Affiliate who may be offered securities pursuant to Form S-8 (which, as of the Effective Date, includes only those who (A) are natural persons and (B) provide bona fide services to the Company or an Affiliate other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value", on a given date means (i) if the Stock is listed on a national securities exchange, the closing price on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the closing price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

        "Fiscal Period" means the fiscal year, quarter or other period of the Company.

        "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and which otherwise meets the requirements set forth herein.

        "Mature Shares" means shares of Stock owned by a Participant which are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Option Price or satisfy a withholding obligation in respect of a Plan Award.

        "Net Income" means as to any Fiscal Period, the income after taxes of the Company for such Fiscal Period determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Period, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

        "New Orders" means as to any Fiscal Period, the firm orders for a system, product, part, or service that are recorded for such Fiscal Period.

        "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

        "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

        "Normal Termination" means termination of employment or service with the Company or an Affiliate:

  (i)
  on account of death or Disability;

  (ii)
  by the Company or such Affiliate without Cause; or

  (iii)
  in the case of Plan Awards granted to an Eligible Director, a resignation from or a failure to be re-elected to the Board.

        "Option" means an award granted under Section 7.

        "Option Period" means the period described in Section 7(d).

        "Option Price" means the exercise price for an Option as described in Section 7(a).

        "Original Effective Date" shall mean April 3, 2000, the date on which the Company's 2000 Stock Option Plan was approved by the Board.

        "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive a Plan Award pursuant to Section 6.

        "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an award of shares of Restricted Stock. As determined by the Committee, the Performance Goals applicable to an award of shares of Restricted Stock may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Flow, (c) Earnings Per Share, (d) EBITA, (e) Net Income, (f) New Orders, (g) Personal Goals, (h) Return on Assets, and (i) Return on Sales. The Performance Goals may differ from Participant to Participant and from award to award. Any criteria used may be (i) measured in absolute terms, (ii) compared to another company or companies, (iii) measured against the performance of the Company as a whole or a segment of the Company and/or (iv) measured on a pre-tax or post-tax basis (if applicable).

        "Personal Goals" means as to a Participant, the objective and measurable goals set by a "management by objectives" or other process and approved by the Committee (in its discretion).

        "Plan" means this Veeco Instruments Inc. 2000 Stock Incentive Plan.

        "Plan Award" means an award of Options or Restricted Stock as the Committee determines.

        "Plan Award Agreement" means any agreement between the Company and a Participant who has been granted a Plan Award pursuant to Section 7 or 8 which defines the rights and obligations of the parties thereto.

        "Restricted Stock" means an award of Common Stock subject to restrictions as provided in Section 8 of this Plan.

        "Restricted Stock Agreement" means a Plan Award Agreement relating to the grant of Restricted Stock.

        "Return on Assets" means as to any Fiscal Period, the Net Income of the Company divided by the average of beginning and ending assets.

        "Return on Sales" means as to any Fiscal Period, the percentage equal to the Company's Net Income or the business unit's EBITA, divided by the Company's or the business unit's revenue for such Fiscal Period.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

        "Subsidiary" means any subsidiary of the Company as defined in Section 424(f) of the Code.

3.     Effective Date and Duration

        The Plan is effective as of the Effective Date; provided that the effectiveness of the Plan and the validity of any and all Plan Awards granted pursuant to the Plan is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Sections 162(m) and 422(b)(i) of the Code.

        The expiration date of the Plan, on and after which no Plan Awards may be granted hereunder, shall be the tenth anniversary of the Original Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Plan Awards previously granted have been settled.

4.     Administration

        The Committee shall administer the Plan. A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

  (a)
  Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Plan Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Plan Awards; (iv) determine the terms and conditions of any Plan Awards; (v) determine whether, to what extent, and under what circumstances Plan Awards may be settled or exercised in cash, Stock, other securities, other Plan Awards or other property, or canceled, forfeited or suspended and the method or methods by which Plan Awards may be canceled, forfeited, suspended or, if applicable, settled or exercised; (vi) determine whether, to what extent, and under what circumstances cash, Stock, other securities, other Plan Awards, other property and other amounts payable with respect to a Plan Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Plan Award granted under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

  (b)
  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Plan Award or any documents evidencing Plan Awards shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Plan Award, and any shareholder.

  (c)
  Notwithstanding the above, no Committee member holding Options granted pursuant to Section 7(a)(ii) hereof may participate in any action of the Committee with respect to any claim or dispute regarding only that Committee member.

5.     Grant of Awards; Shares Subject to the Plan

        The Committee may, from time to time, grant Plan Awards to one or more Eligible Persons; provided, however, that:

  (a)
  Subject to Section 10, the aggregate number of shares of Stock in respect of which Plan Awards may be granted under the Plan shall not exceed 7,030,000, of which no more than 200,000 may be in the form of Restricted Stock;

  (b)
  Shares of Stock authorized under the Plan shall be deemed to have been used in settlement of Plan Awards whether or not they are actually delivered. In the event any Plan Award shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new grants under the Plan;

  (c)
  Shares of Stock delivered by the Company in settlement of Plan Awards granted under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase;

  (d)
  Subject to Section 10, (i) no person may be granted Options under the Plan during any calendar year with respect to more than 300,000 shares of Stock; provided that such number shall be adjusted pursuant to Section 10 only in a manner which will not cause Options granted under the Plan to fail to qualify as "performance-based compensation" under Section 162(m) of the Code; and (ii) no person may be granted Restricted Stock under the Plan during any calendar year with respect to more than 50,000 shares of Stock; provided that, in the case of (i) above, such number shall be adjusted pursuant to Section 10 only in a manner which will not cause the Plan Awards granted under the Plan to qualify as "performance-based compensation" under Section 162(m) of the Code and in the case of Plan Awards referred to in (ii) which were intended to qualify as performance-based compensation, such number shall be adjusted as provided above.

  (e)
  Without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant's consent, agree to cancel any Plan Award under the Plan and issue a new Plan Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Plan Award satisfies all applicable Plan requirements as of the date such new Award is made, provided further that, without shareholder approval, no such action may lower the exercise price of a previously granted Option.

6.     Eligibility

        Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.     Terms of Options

        (a)    Option Grants.

  (i)
  Eligible Persons.    The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions of this Section 7, or to such other conditions as may be reflected in the applicable Plan Award Agreement.

  (ii)
  Eligible Directors.    In addition to discretionary grants of Options pursuant to Section 7(a)(i), each Participant who is a Non-Employee Director of the Company shall receive upon initial election to office and thereafter annually on the date of the Company's annual meeting of stockholders (provided that such date is at least 6 months following such Eligible Director's initial election to office) an Option to acquire 10,000 shares of Stock at a price equal to the Fair Market Value of the shares of Stock subject to such Option on the Date of Grant.

        (b)    Option Price.    The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock on the Date of Grant subject, in the case of an Incentive Stock Option, to Section 7(g).

        (c)    Manner of Exercise and Form of Payment.    No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or, at the sole discretion of the Committee, shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company), provided that such shares of Stock are Mature Shares, or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow.

        (d)    Vesting.

  (i)
  In General.    Unless otherwise provided in a Stock Option Agreement or other written agreement between the Company and a Participant, Options shall vest and become exercisable as follows:

  (x)
  with respect to one-third of the shares of Stock covered by the Option, on the first anniversary of the Date of Grant;

  (y)
  with respect to an additional one-third of the shares of Stock covered by the Option, on the second anniversary of the Date of Grant;

  (z)
  with respect to the remaining one-third of the shares of Stock covered by the Option, on the third anniversary of the Date of Grant.

        Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

  (ii)
  Non-Employee Directors.    Notwithstanding Section 7(d)(i), Options granted to Eligible Directors shall be immediately vested and exercisable as of the Date of Grant.

        (e)    Option Period and Termination.    An Option may be exercised by the holder thereof in accordance with Section 7(d) above; provided, however, that no Option shall be exercisable later than seven years from the Date of Grant (the "Option Period"). Notwithstanding the foregoing, unless the applicable Stock Option Agreement or other written agreement between the Company and a Participant provides otherwise, an Option shall expire earlier than the end of the Option Period in the following circumstances:

  (i)
  If prior to the end of the Option Period, the Participant shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period and the date that is three months after the date of such Normal Termination; provided, however, that any Participant whose employment with the Company or any Affiliate is terminated and who is subsequently rehired by the Company or any Affiliate prior to the expiration of the Option shall not be considered to have undergone a termination. In the event of a Normal Termination, the Option shall remain exercisable by the Participant for the period described in the first sentence of this Section 7(e)(i), only to the extent the Option was exercisable at the time of such Normal Termination.

  (ii)
  If the Participant dies prior to the end of the Option Period and while still in the employ or service of the Company or an Affiliate, or following a Normal Termination but prior to the expiration of an Option, the Option shall expire on the earlier of the last day of the Option Period and the date that is one year after the date of death of the Participant. In such event, the Option shall remain exercisable by the person or persons to whom the Participant's rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Participant at the time of death.

  (iii)
  If the Participant ceases employment or service with the Company and Affiliates for reasons other than Normal Termination or death, the Option shall expire immediately upon such cessation of employment or service.

        (f)    Other Terms and Conditions.    Except as specifically provided otherwise in a Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

  (i)
  Each Option or portion thereof that is exercisable shall be exercisable for the full amount of such exercisable portion or for any part thereof.

  (ii)
  Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

  (iii)
  Subject to Section 9(h), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

  (iv)
  Each Option shall vest and become exercisable by the Participant in accordance the provisions of Section 7(d).

  (v)
  At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares of Stock issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any such shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

  (vi)
  Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any shares of Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option and (b) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.

  (g)
  Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

  (h)
  $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

  (i)
  Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares of Stock as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.     Restricted Stock

  (a)
  Award of Restricted Stock.
  (i)
  The Committee is authorized to award shares of Restricted Stock to any Eligible Person. Each award of Restricted Stock shall be subject to the following conditions of this Section 8, or to such other conditions as may be reflected in the applicable Restricted Stock Agreement.

  (ii)
  The Committee shall from time to time, in its sole and absolute discretion, (A) select which Eligible Persons shall be awarded Restricted Stock, (B) determine the purchase price, if any, and form of payment for Restricted Stock; and (C) determine any other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

  (iii)
  Upon the selection of a Participant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue a certificate representing such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

  (b)
  General Restrictions.
  (i)
  All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, be subject to such restrictions as the Committee shall provide, which restrictions shall be set forth in the applicable Restricted Stock Agreement and may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that the Committee, on such terms and conditions as it determines to be appropriate, may remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement including, without limitation, upon a Change in Control. Restricted Stock may not be transferred, sold or encumbered until all restrictions terminate or expire.

    (ii)
    The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 8.

    (iii)
    The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

  (c)
  Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as "performance-based compensation" under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

  (d)
  Legend on Certificates. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

              "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Veeco Instruments Inc. 2000 Stock Incentive Plan and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Veeco Instruments Inc."

  (e)
  Termination of Employment. Except as otherwise expressly provided for herein or in the applicable Restricted Stock Agreement, any shares of Restricted Stock which are subject to restriction at the time of an Employee's termination of employment with the Company for any reason, or when a director's service as director of the Company ends or when a consulting arrangement terminates, as applicable, shall be forfeited upon such termination and the Participant shall have no further rights to or with respect to such shares.

  (f)
  Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that upon a termination of employment of a Participant or, if applicable, upon a termination of any consulting relationship between the restricted stockholder and the Company, the Company shall have the right but not the obligation, to purchase any Restricted Stock held by such Participant or consultant at a cash price per share equal to the price paid by the Participant or consultant for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Normal Termination or termination of consultancy without Cause.

  (g)
  Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

  (h)
  Escrow; Rights as a Stockholder. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed. While such shares are held by the escrow holder, the Participant shall have, unless otherwise provided by the Committee and subject to the provisions of this Section 8, all the rights of a stockholder with respect to said shares, subject to any restrictions among other shareholders of Common Stock, including the right to receive all dividends and other distributions paid or made with respect to the shares represented by such certificate; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in this Section 8.

  (i)
  Return of Restricted Stock to Company. On the date set forth in the applicable Restricted Stock Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

9.     General

  (a)
  Additional Provisions of a Plan Award. Plan Awards granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of shares of Stock upon the exercise of options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Plan Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Plan Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of shares of Stock upon the exercise of Options for a specified time or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Plan Award Agreement.

  (b)
  Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Plan Awards hereunder until such shares have been issued to that person.

  (c)
  Government and Other Regulations. The obligation of the Company to make payment of Plan Awards in shares of Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Plan Award to the contrary, the Company shall be under no obligation to issue, offer to sell or to sell and shall be prohibited from issuing, offering to sell or selling any shares of Stock pursuant to a Plan Award unless such shares have been properly registered for issuance or sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be issued, offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for issuance or sale under the Securities Act any of the shares of Stock to be issued, offered or sold under the Plan. If the shares of Stock issued, offered for sale or sold under the Plan are issued, offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend Stock certificates representing such shares of Stock in such manner as it deems advisable to ensure the availability of any such exemption.

(d)   Tax Withholding.

    (i)
    A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Plan Award or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of the issuance, vesting or exercise of any Plan Award, or any payment or transfer under a Plan Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

    (ii)
    Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by (A) delivery of shares of Stock owned by the Participant (which shares must be Mature Shares) with a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of an Option or from any Restricted Stock Award a number of shares of Stock with a Fair Market Value equal to such withholding liability.

  (e)
  Claim to Plan Awards and Employment Rights. No employee of the Company or any Affiliate, or other person, shall have any claim or right to be granted a Plan Award under the Plan or, having been selected for the grant of a Plan Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Affiliate.

  (f)
  No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

  (g)
  Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof, or principals of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

  (h)
  Nontransferability.
  (i)
  Each Option shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Plan Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

  (ii)
  Notwithstanding the foregoing, the Committee or its delegate may, in its sole discretion, permit Nonqualified Stock Options or Restricted Stock to be transferred by a Participant,

      without consideration, subject to such rules as the Committee may adopt consistent with any applicable Plan Award Agreement to preserve the purposes of the Plan, to:

      (A)
      any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

      (B)
      a trust solely for the benefit of the Participant and his or her Immediate Family Members;

      (C)
      a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

      (D)
      any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Plan Award Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan. For purposes of this paragraph, "delegate" shall refer to the Chief Executive Officer of the Company, except with respect to the transfer of any of Chief Executive Officer's own Plan Awards.

    (iii)
    The terms of any Plan Award transferred in accordance with the preceding paragraph (ii) shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Plan Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Plan Awards, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Plan Awards unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Plan Award if the Committee determines, consistent with any applicable Plan Award Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of termination of the Participant's employment by, or services to, the Company or any Affiliate under the terms of the Plan and the applicable Plan Award Agreement shall continue to be applied with respect to the Participant, following which the Plan Awards shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Plan Award Agreement.

  (i)
  Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself.

  (j)
  Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate, except as otherwise specifically provided in such other plan.

  (k)
  Expenses. The expenses of administering the Plan shall be borne by the Company.

  (l)
  Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

  (m)
  Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

  (n)
  Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa, or from employment or service with one Affiliate to employment or service with another Affiliate, shall not be deemed to have terminated employment or service with the Company or any such Affiliate.

  (o)
  Severability. If any provision of the Plan or any Plan Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Plan Award, or would disqualify the Plan or any Plan Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Plan Award, such provision shall be stricken as to such jurisdiction, person or Plan Award and the remainder of the Plan and any such Plan Award shall remain in full force and effect.

10.   Changes in Capital Structure

        Plan Awards granted under the Plan and any Plan Award Agreements, the maximum number of shares of Stock subject to all Plan Awards and Incentive Stock Options stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Plan Awards during any period stated in Section 5(d) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Plan Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Plan Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 10 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 10 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Plan Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

        Notwithstanding the above, in the event of any of the following:

  A.
  The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

  B.
  All or substantially all of the assets of the Company are acquired by another person;

  C.
  The reorganization or liquidation of the Company; or

  D.
  The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Plan Awards and pay to the holders thereof, in cash or Stock, or any combination thereof, the value of such Plan Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 10 may be varied by the Committee in any particular Plan Award Agreement.

11.   Effect of Change in Control

        Except to the extent reflected in a particular Plan Award Agreement or other written agreement between the Company and a Participant:

  (a)
  In the event of a Change in Control, all Plan Awards shall become immediately vested and exercisable and any restrictions applicable to shares of Restricted Stock shall terminate with respect to 100 percent of the shares subject to such Plan Award; provided, however, that no such vesting or termination shall occur if provision has been made in writing in connection with such transaction for (a) the continuation of the Plan and/or assumption of such Plan Awards by a successor corporation (or a parent or subsidiary thereof) or (b) the substitution for such Plan Awards of new options on Restricted Stock awards covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices. In the event of any such continuation, assumption or substitution, the Plan and/or such Plan Awards shall continue in the manner and under the terms so provided.

  (b)
  In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Plan Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Plan Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

  (c)
  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

12.   Nonexclusivity of the Plan

        Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

13.   Amendments and Termination

  (a)
  Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Plan Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

  (b)
  Amendment of Plan Award Agreements. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Plan Award theretofore granted or the associated Plan Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Plan Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

  (c)
  Repricing. Notwithstanding any other provision of this Plan, no amendment or modification of the Plan or of any Stock Option Agreement may lower the exercise price of a previously granted award, nor may the Board, the Committee or the Company cancel and regrant an Option with the effect of repricing an Option, without in either case shareholder approval.

* * *

        This plan was originally adopted as the "Veeco Instruments Inc. 2000 Stock Option Plan" by the Board of Directors of Veeco Instruments Inc. on April 3, 2000 and approved by the stockholders of Veeco Instruments Inc. on May 12, 2000 and later amended with the approval of the Board of Directors and the stockholders of Veeco Instruments Inc. on May 11, 2001, May 10, 2002 and May 11, 2003. On March 30, 2004, the Board of Directors approved, subject to stockholder approval, an amendment and restatement of this plan, including a change in the name of this plan to the "Veeco Instruments Inc. 2000 Stock Incentive Plan."

VEECO INSTRUMENTS INC.
100 Sunnyside Boulevard, Suite B
Woodbury, NY 11797

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 7, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward H. Braun and John F. Rein, Jr. or either of them, each with full power of substitution and re-substitution, proxies to vote at the Annual Meeting of Stockholders of Veeco Instruments Inc. (the "Company") to be held on May 7, 2004 at 9:30 a.m. (New York City time) at the Corporate Center, 395 North Service Road, Lower Auditorium, Melville, New York and at all adjournments or postponements thereof, all shares of common stock of the Company which the undersigned is entitled to vote as directed on the reverse side, and in their discretion upon such other matters as may come before the meeting.

The shares represented hereby will be voted in accordance with the choices specified by the stockholder in writing on the reverse side. IF NOT OTHERWISE SPECIFIED BY THE STOCKHOLDER, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ON THE REVERSE SIDE AND FOR THE OTHER MATTERS DESCRIBED ON THE REVERSE SIDE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

ANNUAL MEETING OF STOCKHOLDERS OF
VEECO INSTRUMENTS INC.

MAY 7, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

PROPOSAL 1. Election of three Class I Directors

NOMINEES:	Heinz K. Fridrich Roger D. McDaniel Irwin H. Pfister	☐ ☐ ☐	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions)
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "For All Except" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒			☐	☐	☐
			FOR	AGAINST	ABSTAIN
PROPOSAL 2. Approval of an amendment to the Veeco Instruments Inc. First Amended and Restated Employee Stock Purchase Plan.			☐	☐	☐
PROPOSAL 3. Approval of an amendment and restatement of the Veeco Instruments Inc. 2000 Stock Option Plan.			☐	☐	☐
PROPOSAL 4. Ratification of the appointment of Ernst & Young LLP as auditors of the Company for the fiscal year ending December 31, 2004.			☐	☐	☐
Transaction of such other business as may properly come before the Meeting or any adjournment thereof.

To change the address on your account, please check the box below and indicate your new address in the address space provided. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐			New address:

Signature of Stockholder	Date	Signature of Stockholder	Date

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

VEECO INSTRUMENTS INC. 100 Sunnyside Boulevard, Suite B Woodbury, NY 11797
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on May 7, 2004
VEECO INSTRUMENTS INC. 100 Sunnyside Boulevard, Suite B Woodbury, NY 11797
PROXY STATEMENT
SECURITY OWNERSHIP
PROPOSAL 1 ELECTION OF DIRECTORS
MANAGEMENT
COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year Individual Grants
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH Cumulative Total Return Of Veeco, Soxx Index, Peer Group And S&P Smallcap 600 Index
PROPOSAL 2 AMENDMENT OF VEECO INSTRUMENTS INC. FIRST AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 3 AMENDMENT AND RESTATEMENT OF VEECO INSTRUMENTS INC. 2000 STOCK OPTION PLAN
PROPOSAL 4 RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
AMENDMENT NO. 2 TO VEECO INSTRUMENTS INC. FIRST AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
AMENDMENT AND RESTATEMENT OF VEECO INSTRUMENTS INC. 2000 STOCK OPTION PLAN (to be renamed the VEECO INSTRUMENTS INC. 2000 STOCK INCENTIVE PLAN)